UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2018 (May 22, 2018)

FB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Commerce Street, Suite 300 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

(615) 564-1212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2018, FB Financial Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Mr. James W. Ayers, the Executive Chairman of the Company (the “Selling Shareholder”), and J.P. Morgan Securities LLC and Stephens Inc. (collectively, the “Underwriters”) pursuant to which the Selling Shareholder agreed to sell 3,200,000 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), to the Underwriters (the “Underwritten Shares”). The Underwritten Shares were sold at a public offering price of $41.25 per share and were purchased by the Underwriters from the Selling Shareholder at the public offering price, less the underwriting discount. The closing of the sale of the Underwritten Shares occurred on May 25, 2018. The Company will not receive any proceeds from the sale of the Underwritten Shares.

Under the terms of the Underwriting Agreement, the Selling Shareholder granted the Underwriters the option, for 30 days, to purchase up to 480,000 additional shares of Common Stock at the public offering price, less the underwriting discount, to cover overallotments, if any (the “Option Shares”). On May 25, 2018, the Underwriters exercised in full their option to purchase the Option Shares. The closing of the sale of the Option Shares is currently expected to occur on May 31, 2018 subject to the satisfaction of customary closing conditions. The Company will not receive any proceeds from the sale of the Option Shares.

The secondary offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-221149), a prospectus supplement, dated May 22, 2018 (the “Prospectus Supplement”), and an accompanying prospectus, dated November 9, 2017 (the “Accompanying Prospectus”), each of which were filed with the Securities and Exchange Commission (the “SEC”).

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, the Selling Shareholder and the Underwriters, customary conditions to closing and indemnification obligations of the Company, the Selling Shareholder and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, among other obligations of the parties. The representations, warranties, covenants and agreements contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the parties.

The Company, the Selling Shareholder and the Company’s directors and certain of its executive officers also agreed not to sell or transfer any shares of Common Stock for 90 days after May 22, 2018 without first obtaining the written consent of the Underwriters, subject to certain limited exceptions set forth in the Underwriting Agreement or lockup agreement, as applicable.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference. The foregoing descriptions of the Underwriting Agreement and lock-up arrangements do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement.

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the closing of the secondary offering is furnished herewith as Exhibit 99.1 to this Report.

The Company expects to incur approximately $750,000 in expenses related to the secondary offering, which will be reflected in the results of operations for the second quarter of 2018.

Item 8.01 Other Events.

As disclosed in the Prospectus Supplement, prior to the closing of the secondary offering, the Company was a “controlled company” as that term is defined by the rules of the New York Stock Exchange (“NYSE”). Accordingly, the Company’s board of directors (the “Board”) has been and is currently comprised of a majority of independent directors, and the Company’s compensation committee has been and is currently comprised solely of independent directors. After the closing of the sale of the Underwritten Shares, however, the Company does not continue to qualify as a “controlled company” because the Selling Shareholder currently owns approximately 45% of the voting power of the Company’s issued and outstanding shares of Common Stock. After the closing of the sale of the Option Shares, the Selling Shareholder will own approximately 44% of the voting power of the Company’s issued and outstanding shares of Common Stock. Accordingly, effective immediately after the closing of the sale of the Underwritten Shares, the Board created a Nominating and Corporate Governance Committee (the “Committee”) which currently consists of James L. Exum, an independent director. The Board intends to appoint additional directors to serve on the Committee who satisfy the rules of the NYSE within the time periods specified by the rules of the NYSE. A copy of the Committee’s charter can be accessed electronically under the “Corporate Governance” link on the Investor Relations page of the Company’s website at https://investors.firstbankonline.com/. Information that is presented or hyperlinked on the Company’s website is not incorporated by reference into this Report.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 22, 2018, by and among FB Financial Corporation, James W. Ayers, J.P. Morgan Securities LLC and Stephens Inc.

99.1	Press Release dated May 25, 2018

No Offer or Sale

This Report does not constitute an offer to sell or a solicitation of an offer to buy shares of Common Stock in the secondary offering nor shall there be any sale of the shares of Common Stock in the secondary offering in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. An offering of shares of Common Stock in the secondary offering may be made only by means of the Prospectus Supplement and the Accompanying Prospectus, each of which have been filed with the SEC.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements relating to the expected amount of expenses related to the secondary offering, the anticipated closing of the Underwriters’ exercise of the overallotment option, and the Board’s appointment of additional directors to serve on the Committee who satisfy the rules of the NYSE within the time periods specified by the rules of the NYSE. These forward-looking statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that the forward-looking statements will occur. Accordingly, the Company cautions readers of this Report that any such forward-looking statements are not guarantees of future performance or outcomes and are subject to various risks, assumptions and uncertainties. Because of these risks and other uncertainties, the outcome of matters that are the subject of forward-looking statements may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this Report. Readers of this Report should not unduly rely on any forward-looking statements, which represent the Company’s beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. The Company undertakes no obligation to update these forward-looking statements as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ James R. Gordon
James R. Gordon
Chief Financial Officer and Secretary

Date: May 25, 2018